SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 1999

                         MERCANTILE BANCORPORATION INC.
               (Exact Name of Registrant as Specified in Charter)

Missouri                            1-11792                          43-0951744
(State or Other                 (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
Incorporation)

P.O. Box 524, St. Louis, Missouri                                    63166-0524
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (314)418-2525

                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

            Firstar Corporation ("Firstar") and Mercantile Bancorporation Inc. ("Mercantile") have entered into an Agreement and Plan of Merger dated as of April 30, 1999 (the "Merger Agreement"), that provides for the merger of Mercantile with and into Firstar (the "Merger"). Jerry A. Grundhofer, Firstar's president and chief executive officer, will continue in that position with the combined company, which will continue under the name of "Firstar Corporation" after consummation of the Merger. Thomas H. Jacobsen, Mercantile's chairman, president and chief executive officer, will upon consummation of the Merger become chairman of the board of Firstar and will co-chair the board's executive committee with Mr. Grundhofer. The board of directors of the combined company is expected to be comprised of 14 directors designated by Firstar and four directors designated by Mercantile. The Merger is expected to qualify as a "pooling-of-interests" for accounting purposes and as a "reorganization" under
Section 368(a) of the Internal Revenue Code of 1986, as amended.

            At the effective time of the Merger, each share of common stock, par value $.01 per share, of Mercantile ("Mercantile Common Stock") outstanding immediately prior thereto will be converted into the right to receive 2.091 shares of common stock, par value $.01 per share, of Firstar ("Firstar Common Stock"), plus cash in lieu of fractional shares of Firstar Common Stock.

            Consummation of the Merger is subject to a number of conditions, including (1) the approval of the Merger Agreement and the transactions contemplated thereby by the shareholders entitled to vote thereon of each of Firstar and Mercantile, (2) receipt of all requisite governmental and regulatory approvals (including the approval of the Board of Governors of the Federal Reserve System) and (3) certain other customary conditions.

            As an inducement and condition to Firstar's entering into the Merger Agreement, Mercantile, as issuer, and Firstar, as grantee, entered into a Stock Option Agreement (the "Mercantile Option Agreement") pursuant to which Mercantile granted to Firstar an option to purchase 31,415,840 shares of Mercantile Common Stock (approximately 19.9% of those outstanding) at a price of $51.25 per share, on certain terms and conditions set forth therein. The option is exercisable only upon the occurrence of certain events, including the acquisition by any person of beneficial ownership of 20% or more of the Mercantile Common Stock then outstanding, or an agreement by Mercantile to engage in, or the recommendation of Mercantile's Board of Directors that Mercantile's shareholders approve, any of the following types of business combinations, other than the Merger: (1) a merger or consolidation, or any similar transaction, involving Mercantile or any significant subsidiary; (2) a purchase, lease or other acquisition of all or a substantial portion of the assets or deposits of Mercantile or any significant subsidiary of Mercantile or
(3) a purchase of securities representing more than 20% of the voting power of Mercantile.

            As an inducement and condition to Mercantile's entering into the Merger Agreement, Firstar and Mercantile also entered into a stock option agreement pursuant to which Firstar has granted to Mercantile an option to purchase up to 65,460,210 shares of Firstar

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Common Stock (approximately 9.9% of those outstanding) at a price of $31.56 per share on certain terms and conditions set forth therein that are substantially identical to those of the Mercantile Option Agreement.

            A copy of the press release dated April 30, 1999 regarding the Merger is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

            In connection with and prior to entering into the Merger
Agreement and the Mercantile Stock Option Agreement, Mercantile and Harris Trust and Savings Bank, as Rights Agent ("Harris"), entered into an amendment to the Rights Agreement, dated as of May 20, 1998, by and between Mercantile and Harris. A copy of the amendment to the Rights Agreement is attached as Exhibit
4.1 hereto and is hereby incorporated herein by reference.

           This current report on Form 8-K and Exhibit 99.1 hereto contain forward looking statements with respect to the financial condition, results of operations and business of Firstar and Mercantile and assuming the consummation of the Merger, a combined Firstar and Mercantile, including statements relating to: the synergies (including cost savings) and accretion to reported earnings expected to be realized from the Merger; business opportunities and strategies potentially available to the combined company; and the restructuring charges expected to be incurred in connection with the Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: expected cost savings from the Merger cannot be fully realized or realized within the expected time; revenues following the Merger are lower than expected; competitive pressure among depository institutions increases significantly; costs or difficulties related to the integration of the businesses of Firstar and Mercantile are greater than expected; changes in the interest rate environment reduce interest margins; general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and changes may occur in the securities market. All dividends on Firstar Common Stock are subject to determination by the Firstar board of directors in its discretion.

            Such forward-looking statements speak only as of the date on which such statements were made, and Mercantile undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

Item 7.     Financial Statements and Exhibits.

            (c) The following exhibits are filed with this report:

            Exhibit Number                            Description
                  4.1 Amendment, dated as of April 30, 1999, to Rights Agreement, dated as of May 20, 1998,

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                                        by and between Mercantile
                                        Bancorporation Inc. and Harris Trust
                                        and Savings Bank, as Rights Agent.


                 99.1                   Press Release issued April 30, 1999


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCANTILE BANCORPORATION INC.

                                       By:/s/ John W. McClure
                                          Name: John W. McClure
                                          Title: Vice Chairman and
                                                 Chief Financial Officer

Dated:      May 4, 1999